1

                                                                    W-1/99

	THIS LEASE, Made this ___7th_ day of _September_____, 1999, by and between MIE Properties, Inc., as agent for owner, herein called
"Landlord", and Micromatix. Com, Inc., a Delaware Corporation, herein called "Tenant".

	WITNESSETH, that in consideration of the rental hereinafter agreed upon and the performance of all the conditions and convenants hereinafter set forth on the part of Tenant to be performed, Landlord does hereby lease unto said Tenant, and the latter does lease from the former approximately 35,000 square feet at the following premises: 1625 Knecht Avenue, Baltimore, Maryland 21227 for the term of 71 months beginning on the 1st day of October, 1999, and ending on the 31st day of August, 2005, at and for the annual rental of See Rent Schedule Below* payable in advance on the first day of each and every month during the term of this lease in equal monthly installments of See Rent Schedule Below*. Said rental shall be paid to MIE Properties, Inc., 5720 Executive Drive, Baltimore, Maryland 21228-1757 or at such other place or to such appointee of Landlord, as Landlord may from time to time designate in writing.

	THE TENANT COVENANTS AND AGREES WITH THE LANDLORD AS FOLLOWS:

	1.	To pay said rent and each installment thereof as and when due, without setoff or deduction.

	USE

	2.	To use and occupy the leased premises solely for the following purposes: Office and warehouse for sales service, storage and distribution of computers and related items.

	ADDITIONAL RENT

	3.	A.  UTILITIES

                Tenant shall apply for and pay all costs of electricity, gas, telephone and other utilities used or consumed on the premises, together with all taxes, levies or other charges on such utilities. Tenant agrees to pay as additional rent, Tenant's prorata share of the water and sewer service charges, or when applicable, the cost of maintaining and operating the well water and/or septic system chargeable
to the total building in which the premises are located.   However, if in
Landlord's sole judgement, the water and sewer charges for the premises are substantially higher than normal due to Tenant's water usage, then Tenant agrees that it will, upon written notice from Landlord, install a water meter at Tenant's expense and thereafter pay all water charges for the premises based on such meter readings.


                                 *RENT SCHEDULE
                                 --------------

                                       Annual           Monthly
                                       ------           -------
October 1, 1999 - August 31, 2000      $171,290.00     	$14,274.17
September 1, 2000 - August 31, 2001    $180,036.00      $15,003.00
September 1, 2001 - August 31, 2003    $187,040.00      $15,586.67
September 1, 2003 - August 31, 2005    $195,790.00      $16,315.83



          EX-10.3

                B.  TAXES

                    Tenant shall pay to Landlord, as additional rent, Tenant's pro-rata share of the taxes in excess of those assessed against the building or group of buildings in which the leased premises is situated, together with all parking and other common areas adjacent thereto (collectively, the "Property") during the fiscal year commencing July 1, 1999 and ending June 30, 2000, whether the taxes are payable to the State of Maryland and/or Baltimore County. If this lease shall be in effect for less than a full fiscal year, Tenant shall pay a pro-rata share of the increased taxes based upon the number of months that this lease is in effect. Said taxes shall include Metropolitan District Charges, sewer service charges and CPRA charges, if any, and any and all benefits or assessments which may be levied on the premises hereby leased but shall not include the United States Income Tax, or any State or other income tax upon the income or rent payable hereunder.

                C.  COMMON AREA

                    Tenant shall pay to Landlord as additional rent, Tenant's pro-rata share of the following Common Area Expenses:


                *   Snow Removal

                *   Grounds Maintenance

                * Security (when Landlord, in its reasonable judgement deems necessary).

                *   Trash Removal (when supplied by Landlord).

                    Tenant's pro-rata share is equal to 54.64 percent. "Tenant's Pro-rata Share" shall mean the same percentage that the gross square foot area of Tenant's leased premises bears to the gross square foot area of all leasable floor area within the property. Landlord shall notify Tenant of any change in "Tenant's Pro-rata Share".

                    Landlord shall notify Tenant from time to time of the amounts which Landlord estimates will be payable by Tenant for Tenant's Pro-rata Share of Utilities, Taxes and Common Area expenses and Tenant shall pay such amounts to Landlord in equal monthly installments in advance on or before the first day of each month. Within a reasonable period of time following the end of each calendar year, or fiscal year (with regard to taxes) Landlord shall submit to Tenant a statement showing the Utilities, Taxes and Common Area expenses to be paid by Tenant with respect to such year, the amount paid by Tenant, and the amount of the resulting balance due or overpayment. Each such statement shall be final and conclusive if no objection is raised within ninety
(90) days after submission of each such statement.

                   Notwithstanding the forgoing provisions of the above paragraph, Landlord may require Tenant to pay in arrears Tenant's pro-rata share of Utilities, Taxes and Common Area expenses in quarterly or semi-annual payments rather than on a monthly basis as provided above.



          EX-10.3

	MUNICIPAL REGULATING

	4.	To observe, comply with and execute at its expense, all laws, orders, rules, requirements, and regulations of the United States, State, City or County of the said State, in which the leased premises are located, and of any and all governmental authorities or agencies and of any board of fire underwriters or other similar organization, respecting the premises hereby leased and the manner in which said premises are or should be used by Tenant.

	ASSIGNMENT AND SUBLET

	5.	Not to assign this lease, in whole or in part, or sublet the leased premises, or any part or portion thereof, or grant any license or concession for any part of the premises, without the prior written consent of Landlord, said permission shall not be unreasonably withheld, conditioned or delayed. If such assignment or subletting is permitted, Tenant shall not be relieved from any liability whatsoever under this lease. Landlord shall be entitled to any additional considerations over and above those stated in this lease, which are obtained in or for the sublease and/or assignment. No option rights can be assigned or transferred by Tenant to an assignee or subtenant without the prior written consent of Landlord.

	INSURANCE

	6.	That Tenant will not do anything in or about said premises that will contravene or affect any policy of insurance against loss by fire or other hazards, including, but not limited to, public liability now existing or which Landlord may hereafter place thereon, or that will prevent Landlord from procuring such policies in companies acceptable to Landlord. Tenant will do everything reasonably possible, and consistent with the conduct of Tenant's business to obtain the greatest possible reduction in the insurance rates on the Property, including the building in which the premises is situated. Tenant further agrees to pay, as additional rent, any increase in the premium of any insurance carried by Landlord caused by Tenant's occupancy, the nature of its business, any alterations or installations made by Tenant, or otherwise resulting from any act of Tenant, its agents, employees or customers.

	ALTERATIONS

        7.      (a)    That Tenant will not make any alterations in addition to
original improvements to the premises without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. If Tenant shall desire to make any such alterations, plans for the same shall first be submitted to Landlord for approval, and the same shall be performed by Tenant at its own expense, Tenant agrees that all such work shall be done in a good and workmanlike manner, that the structural integrity of the building shall not be impaired, that no liens shall attach to the building by reason thereof, and that all alterations shall be in accordance with all applicable building codes.



          EX-10.3

                (b) Tenant agrees to obtain at Tenant's expense all permits pertaining to the alterations. Tenant also agrees to obtain, prior to commencing to make such alterations, and to keep in full force and effect at all time while such alterations are being made, all at Tenant's sole cost and expense, such policies of insurance pertaining to such alterations and/or to the making thereof as Landlord reasonably may request or require Tenant to obtain, including, but not limited to, public liability and property damage insurance, and to furnish Landlord evidence satisfactory to Landlord of the existence of such insurance prior to Tenant's beginning to make such alterations.

                (c) Any such alterations shall become the property of Landlord as soon as they are affixed to the premises and all rights, title and interest therein of Tenant shall immediately cease, unless otherwise agreed to by Landlord in writing. Landlord shall have the sole right to collect any insurance for any damage of any kind caused by any alterations or improvements placed upon the premises by Tenant. If the making of any such alterations, or the obtaining of any permits therefore shall directly or indirectly result in a franchise, minor privilege or any other tax or increase in tax, assessment or increase in assessment, such tax or assessment shall be paid, immediately upon its levy and subsequent levy, by Tenant.

                (d) Unless Landlord shall elect in writing that all or part of any alterations installed by Tenant shall remain, the premises shall be restored to their original condition by Tenant, at its own expense, before the expiration of its tenancy.

	MAINTENANCE

	8.	Tenant will, during the term of this lease, keep said demised premises and appurtenances (including but not limited to interior and exterior windows, interior and exterior doors, interior plumbing, heating, air conditioning, and ventilating (HVAC), interior electrical or replacement works thereof) in good order and condition and will make all necessary repairs or replacement thereof at its own expense. Landlord does, however, give a 90 day warranty on all of the above mentioned items. This warranty does not include the required annual maintenance contract on the HVAC unit(s) as described below. Tenant will be responsible for all exterminating services, except termites, required in premises. If Tenant does not make necessary repairs 15 days after receiving written notice from Landlord of the need to make a repair, the Landlord may proceed to make said repair and the cost of said repair will become part of and in addition to the next due monthly rental. The
Tenant agrees to furnish to the Landlord, at the expense of the Tenant, prior to occupancy, a copy of an executed and paid for annual maintenance contract on all heating and air conditioning equipment with a reputable company acceptable to the Landlord and said contract will be kept in effect during the term of the lease at the expense of the Tenant.



          EX-10.3

Should Tenant not provide a satisfactory HVAC maintenance contract to Landlord prior to occupancy, Tenant shall be provided a contract through MIE Properties, Inc. Billings for this contract shall become due and payable upon receipt of invoice and shall be considered additional rent. The Landlord will make all necessary structural repairs to the exterior masonry walls and roof of the demised premises, after being notified in writing of the need for such repairs, provided the necessity for such repairs was not caused by the negligence or misuse of Tenant, its employees, agents or customers. The Tenant will, at the expiration of the term or at the sooner termination thereof by forfeiture or otherwise, deliver up the demised premises in the same good order and condition as they were at the beginning of the tenancy, reasonable wear and tear excepted.

	DEFAULT

	9.	If  Tenant shall fail to pay said rental or any other sum
required by this lease to be paid by Tenant and such failure shall continue for 5 days after written notice thereof to Tenant, Landlord shall have along with any and all other legal remedies the immediate right to make distress therefore, and upon such distress, in Landlord's discretion, this tenancy shall terminate. In case Tenant shall fail to comply with any of the other provisions, convenants, or conditions of this lease, on its part to be kept and performed, and such default shall continue for a period of ten days after written notice thereof shall have been given to Tenant by Landlord, and/or if Tenant shall fail to pay said rental or any other sum required by the terms of this lease to be paid by Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to Landlord, Landlord may do the following:

                1. Landlord's Election to Retake possession without Termination of Lease. Landlord may retake possession of the leased premises and shall have the right, but not the obligation, without being deemed to have accepted a surrender thereof, and without terminating this Lease, to relet the same for the remainder of the lease term upon terms and conditions satisfactory to Landlord; and if the rent received from such reletting does not at least equal the rent and other sums payable by Tenant hereunder, Tenant shall pay and satisfy the deficiency between the amount of rent and other sums so provided in this Lease and the rent received through reletting the leased premises; and, in addition, Tenant shall pay reasonable expenses in connection with any such reletting, including, but not limited to, the cost of renovating, altering, and decorating for any occupant, leasing commissions paid to any real estate broker or agent, and attorney's fees incurred.

                2. Landlord's Election to Terminate Lease. Landlord may terminate the Lease and forthwith repossess the leased premises and be entitled to recover as damages a sum of money equal to the total of the following amounts:



          EX-10.3

                      a. any unpaid rent or any other outstanding monetary obligation of Tenant to Landlord under the Lease;

                      b. the balance of the rent and other sums payable by Tenant for the remainder of the lease term to be determined as of the date of Landlord's re-entry;

                      c. damages for the wrongful withholding of the leased premises by Tenant;

                      d. all legal expenses, including attorney's fees, expert and witness fees, court costs and other costs incurred in exercising its rights under the Lease;

                      e. all costs incurred in recovering the leased premises, restoring the leased premises to good order and condition, and all commissions incurred by Landlord in reletting the leased premises; and

                      f. any other reasonable amount necessary to compensate Landlord for all detriment caused by Tenant's default.

	DAMAGE

        10. In the case of the total destruction of said leased premises by fire, other casualties, the elements or other cause, or of such damage thereto as shall render the same totally unfit for occupancy by Tenant for more than 60 days, this lease, upon surrender and delivery to Landlord of said leased premises, together with the payment of the rent to the date of such occurrence and a proportionate part thereof to the date of surrender, shall terminate and be at an end. If the leased premises are rendered partly untenantable by any cause mentioned in the preceding sentence, Landlord shall, at its own expense, restore said leased premises with all reasonable diligence, and the rent shall be abated proportionately for the period of said partial untenantability and until the leased premises shall have been fully restored by Landlord.

	BANKRUPTCY

	11.	In the event of the appointment of a receiver or trustee for
Tenant by any court, Federal and State, in any legal proceedings under any provisions of the Bankruptcy Act, if the appointment of such receiver or such trustee is not vacated within sixty (60) days, or if said Tenant be adjudicated bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, then and in any of said events, the Landlord may, at its option, terminate this tenancy, and re-enter upon said premises.

	POSSESSION/BENEFICIAL OCCUPANCY

	12.	Landlord covenants and agrees that possession of said premises shall be given to Tenant as soon as said premises are ready for occupancy. In case possession, in whole or in part, cannot be given to Tenant on or before the commencement date of this lease, Landlord agrees to abate the rent proportionately until possession is given to said
Tenant and Tenant agrees to accept such pro rata abatement as liquidated damages for the failure to obtain possession.



          EX-10.3

               If Tenant occupies any portion of the premises prior to tender of possession thereof by Landlord, such partial occupancy shall be deemed to be beneficial occupancy and a pro rata rent shall be due and payable as to that portion of the premises so occupied, immediately upon Tenant's occupancy. Such occupancy by Tenant and rent thereby due shall not depend on official governmental approval of such occupancy, state of completion of building, availability or connection of utilities and services as but not limited to sewer, water, gas, oil, or electric. No rent credit shall be given because of lack of utilities or services unless caused by the gross negligence of Landlord.

	SIGNS, ETC.

	13.	Tenant covenants and agrees that:

                a. It will not place or permit any signs, lights, awnings or poles on or about the exterior of said premises without the prior permission, in writing, of Landlord and in the event such consent is given, Tenant agrees to pay any minor privileges or other tax therefore;

                b. Landlord is to immediately remove and dispose of any of the unauthorized aforementioned items at the expense of Tenant and said cost shall become part of and in addition to the next due monthly rental. Tenant further covenants and agrees that it will not paint or make any changes in or on the outside of said premises without permission of Landlord in writing. Tenant agrees that it will not do anything on the outside of said premises to change the uniform architecture, paint or appearance of said building, without the consent of the Landlord in writing.

                c. Landlord shall have the right to place a "For Rent" sign on any portion of said premises for ninety (90) days prior to termination of this lease and to place a "For Sale" sign thereon at any time.

	EXTERIOR OF PREMISES

	14.	Tenant further convenants and agrees not to put any items on the sidewalk or parking lot in the front, rear, or sides of said building or block said sidewalk, and not to do anything that directly or indirectly will take away any of the rights of ingress or egress or of light from any other tenant of Landlord or do anything which will, in any way, change the uniform and general design of any property of Landlord of which the premises hereby leased shall constitute a part of unit. Tenant will also keep steps free and clear of ice, snow and debris.

	WATER DAMAGE

	15.	Tenant covenants and agrees that Landlord shall not be held
responsible for and Landlord is hereby released and relieved from any liability by reason of or resulting from damage or injury to person or property of Tenant or of anyone else, directly or indirectly caused by
(a) dampness or water in any part of said premises or in any part of any other property of Landlord or of others and/or (b) any leak or break in



          EX-10.3
any part of said premises or in any part of any other property of Landlord or of others or in the pipes of the plumbing or heating works thereof, no matter how caused, unless damage is due to Landlord's negligence.

	LIABILITY

	16.	Landlord shall not be liable to Tenant for any loss or damage to Tenant or to any other person or to the property of Tenant or of any other person unless such loss or damage shall be caused by or result from negligent act of omission or commission on the part of Landlord or any of its agents, servants, or employees. Said Tenant shall indemnify and save harmless Landlord, its successors or assigns, from all claims and demands of every kind, that may be brought against it, them or any of them for or on account of any damage, loss or injury to persons or property in or about the leased premises during the continuance of this tenancy, or during the time of any alterations, repairs, improvements or restorations to said property by Tenant and arising in connection therewith, and from any and all costs, expenses and other charges including reasonable attorney's fees, which may be imposed upon the Landlord, its successors or assigns, or which it or they may be obligated to incur in consequence thereof. Tenant shall also carry and pay for a general liability policy naming Landlord as an additional insured, with combined single limits of not less than $2,000,000.00, and will furnish Landlord with certificate of same showing a 30 day notice of cancellation clause.

	RIGHTS OF ENTRY

	17.	It is understood and agreed that Landlord, and its agents,
servants, and employees, including any builder or contractor employed by Landlord, shall have, and Tenant hereby gives them and each of them, the absolute, and unconditional right, license and permission, at any and all reasonable times, and for any reasonable purpose whatsoever, to enter through, across or upon the premises hereby leased or any part thereof, and, at the option of Landlord, to make such reasonable repairs to or changes in said premises as Landlord may deem necessary or proper.

	EXPIRATION

	18.	It is agreed that the term of this lease expires on August 31,
2005  without the necessity of any notice by or to any of the parties
hereto.   If Tenant shall occupy said premises after such expiration, it is understood that, in the absence of any written agreement to the contrary, said Tenant shall hold premises as a Tenant from month-to-month, subject to all the other terms and conditions of this lease, at double the highest monthly rental installments reserved in this lease; provided that Landlord shall, upon such expiration, be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by Tenant that may be now in force or may hereafter be enacted.


          EX-10.3

		Prior to lease expiration, Tenant agrees to schedule an inspection with Landlord to confirm that the leased premises will be in proper order at expiration, including but not limited to lighting, mechanical, electrical and plumbing systems.

	CONDEMNATION

	19.	It is agreed that in the event condemnation proceedings are
instituted against the demised premises and possession taken by the condemning authority, then this lease shall terminate at the date possession is taken and Tenant shall not be entitled to recover any part of the award.

	SUBORDINATION

	20.	It is agreed that Landlord shall have the right to place a
mortgage or deed of trust on the premises and this lease shall be subordinate to any such mortgage, deed of trust whether presently existing or hereafter placed on the premises, Tenant agrees to execute any and all documents assisting the effectuating of said subordination. Furthermore, if any person or entity shall succeed to all or part of Landlord's interest in the leased premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, Tenant shall automatically attorn to such successor in interest, which attornment shall be self operative and effective upon the signing of this lease, and Tenant shall execute such other agreement in confirmation of such attornment as such successor in interest shall reasonably request.

	NOTICES

	21.	Any written notices required by this lease shall be deemed
sufficiently given, if hand delivered, or sent via first class U.S. mail or by nationally recognized overnight courier service.

             Any notice required by this lease is to be sent to Landlord at:

                  5720 Executive Drive
                  Baltimore, Maryland  21228-1789

             Any notice required by this is to be sent to the Tenant at:

                   P.O. Box 359
                   Crownsville, Maryland 21032

	REMEDIES NOT EXCLUSIVE

        22. No remedy conferred upon Landlord shall be considered exclusive of any other remedy, but shall be in addition to every other remedy available to Landlord under this lease or as a matter of law. Every remedy available to Landlord may be exercised concurrently or from time to time, as often as the occasion may arise. Tenant hereby waives any and all rights which it may have to request a jury trial in any proceeding at law or in equity in any court of competent jurisdiction.


          EX-10.3

	SECURITY DEPOSIT AND FINANCIAL STATEMENTS

        23. A security deposit of $28,548.34 is required to accompany this lease, when submitted for approval by Landlord, subject to all the conditions of the Security Deposit Agreement attached. If this lease is not approved by Landlord within 30 days of its submission to Landlord, the security deposit will be refunded in full. If requested by Landlord's mortagee, Landlord shall have the right to require annual financial statements for Tenant and/or any Guarantor of this lease. Landlord agrees to return $14,274.17 to Tenant within 30 days of October 1, 2002 provided Tenant has fulfilled the obligation of this lease through September 30, 2002.

	FINAL AGREEMENT

        24. This lease contains the final and entire agreement between the parties hereto, and neither they nor their agents shall be bound by any terms, conditions or representations not herein written.

	LEGAL EXPENSE

	25.	In the event, to enforce the terms of this lease, either party files legal action against the other, and is successful in said action, the losing party agrees to pay all reasonable expenses to the prevailing party, including the attorney's fee incident to said legal action. In the event that Landlord is successful in any legal action filed against Tenant, Landlord's attorney fees incident to said legal action shall become part of and in addition to the then due monthly rent.

	LAND

	26.	It is agreed that the demised premises is the building area
occupied by Tenant and only the land under that area.

	RELOCATION

	27.	Landlord shall have the right at any time during the lease
term, upon not less than thirty (30) days written notice to Tenant, to relocate Tenant to another location within the Property, provided: (1) the new location is reasonably similar to size, utility and appearance to the premises hereby demised and (2) Landlord pays all reasonable moving costs incurred by Tenant in connection with such move. The parties shall upon Landlord's request, execute an amendment to this lease which will specify the change in premises, but this lease shall in no other respect be amended.

	ENVIRONMENTAL REQUIREMENTS

	28.	Tenant hereby covenants and agrees that at any time it is
determined that there are materials placed on the premises which, under any Environmental Requirements, require special handling in collection, storage, treatment, or disposal, Tenant shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements. If Tenant shall fail to take such action, Landlord may make advances or payments towards performance or


          EX-10.3
satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorney's fees, fines, or other penalty payments, shall be at once repayable by Tenant and shall bear interest at the rate of four percent (4%) per annum above the Prime rate from time to time as published by The Wall Street Journal, from the date the same shall become due and payable until the date paid. Failure of Tenant to comply with all Environmental Requirements shall constitute and be a default under this Lease Agreement.

		Tenant will remain totally liable hereunder regardless of any other provisions which may limit recourse.

	SEVERABILITY

	29.	In case any one or more the provisions contained in this lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this lease, but this lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	LATE CHARGE

	30.	If Tenant shall fail to pay when due, the said rental or any other sum required by the terms of this lease to be paid by Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to Landlord, Tenant agrees to pay to Landlord a late charge of 5% of the monthly account balance. The late charge on the base rent accrues after 10 days of the due date and said late charges shall be collectible as additional rent.

		In the event Tenant's rent is received fifteen days after due date, Landlord shall have option to require the rental payment be made with a certified or cashier's check.

	QUIET ENJOYMENT

        31. Tenant, upon paying the minimum rent, additional rent and other charges herein provided and observing and keeping all of its covenants, agreements and conditions in this lease, shall quietly have and enjoy the Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord; subject, however, to all exceptions, reservations and conditions of this lease.

	LANDLORD'S WORK

        32. The leased premises shall contain only the following items at the expense of Landlord: AS IS.

	WINDOW COVERINGS

	33.	Tenant covenants and agrees not to install any window covering other than a one-inch horizontal mini-blind of an off-white color unless approved in writing by Landlord.


          EX-10.3

	RULES AND REGULATIONS

        34. Tenant shall at all times comply with the Rules and Regulations attached hereto. Landlord shall make a reasonable effort to enforce the Rules and Regulations equitably against all tenants of the Property.

	ESTOPPEL CERTIFICATE

	35.	Tenant shall, at any time during the term of this lease or any renewal thereof, upon request of Landlord, execute, acknowledge, and deliver to Landlord or its designee, a statement in writing, certifying that this lease is unmodified and in full force and effect if such is the fact that the same is in full force.

	ADDITIONAL RENT

	36.	All sums of money required to be paid by Tenant to Landlord
pursuant to the terms of this lease, unless otherwise specified herein, shall be considered additional rent and shall be collectible by Landlord as additional rent, in accordance with the terms of this lease.

	EXCULPATION CLAUSE

	37.	Neither Landlord nor any principal, partner, member, officer, director, trustee or affiliate of Landlord (collectively, "Landlord Affiliates") shall have any personal liability under any provision of this lease.




AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:

                                Micromatix.Com, Inc., a Delaware Corporation

____________________________    By:_______/s/Tim Jewell___________________
       (Witness)                          (Tenant)
                                Printed Name:     Tim Jewell

                                Title:    President


                                MIE Properties, Inc.

____________________________    By:_______/s/Robert C. Becker_____________
       (Witness)                             (Landlord)
                                Printed Name:    Robert C. Becker
                                Title:    Vice President




          EX-10.3

SECURITY DEPOSIT AGREEMENT

	This is NOT a rent receipt.

                         Date:_________9/7/99_______________________

	Received from Micromatix.Com, Inc., a Delaware Corporation the amount of $28,548.34,* as security deposit for premises 1625 Knecht Avenue, Baltimore, Maryland 21227.

	Landlord agrees that, subject to the conditions listed below, this security deposit will be returned in full within thirty (30) days of vacancy.

	Tenant agrees that this security deposit may not be applied by Tenant as rent and that the full monthly rent will be paid on or before the first day of every month, including the last month of occupancy. Tenant further agrees that a mortgagee of the property demised by the lease to which this Security Deposit Agreement is appended and/or a mortgagee thereof in possession of said property and/or a purchaser of said property at a foreclosure sale shall not have any liability to Tenant for this security deposit.

	SECURITY DEPOSIT RELEASE PREREQUISITES:
        ---------------------------------------

	1.  Full term of lease has expired.
	2.  No damage to property beyond fair wear and tear.
	3.  Entire leased premises clean and in order.
	4. No unpaid late charges or delinquent rents, or other delinquent sums payable by Tenant.
        5.  All keys returned.
	6. All debris and rubbish and discards placed in proper rubbish containers.
	7.  Forwarding address left with Landlord.

AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:


                                        Micromatix.Com, Inc., a Delaware
                                        Corporation


____________________________		By:_______________________________
        (Witness)                                     (Tenant)

						MIE Properties, Inc.

____________________________		By:_______________________________
        (Witness)                                    (Landlord)

* Landlord agrees to return $14,274.17 to Tenant within 30 days of October 1, 2002 provided Tenant has fulfilled the obligation of this lease through September 30, 2002.


          EX-10.3

                       RULES AND REGULATIONS

           1625 Knecht Avenue, Baltimore, Maryland 21227

1. The Common Facilities, and the sidewalks, driveways, and other public portion of the Property (herein
    "Public Areas") shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress or egress to and from its premises, and Tenant shall not permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Area. Tenant shall not invite to, or permit to visit its premises, persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

2. No bicycles, animals (except seeing eye dogs) fish or birds of any kind shall be brought into, or kept in or about any premises within the Building.

3. No noise, including, but not limited to, music, the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.

4. Tenant's premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

5. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its premises which would annoy other tenants or create a public or private nuisance.

6. Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspapers or other substances of any kind shall be thrown into them.

7. Tenant agrees to keep the Leased Premises in a neat, good and sanitary condition and to place garbage, trash, rubbish and all other disposables only where Landlord directs.

8. Landlord reserves the right to rescind, alter, waive or add, any Rule or Regulation at any time prescribed for the Building when, in the reasonable judgement of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No recission, alteration, waiver or addition of any Rule or Regulation in respect of one tenant shall operate as a recission, alteration or waiver in respect of any other tenant.

9. Tenant shall have the non-exclusive right to park in parking spaces in front of and behind tenant's leased premises. This area shall be defined by two imaginary lines extending out from tenant's demising walls.

10. Tenant shall not place any storage trailers or other storage containers of any type outside Tenant's premises.

11. Tenant shall not park on a permanent or semi-permanent basis, any trailers behind dock doors or in any other location outside Tenant's premises, for the purpose of storage.

12. Non-compliance with any of the above rules and regulations may, in Landlord's sole judgement, result in a monetary fine not to exceed $25 per day. Landlord will notify Tenant of such violations and Tenant will have five (5) days to rectify, after which, daily fine will be applied.